UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2021

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland		1-12386	13-3717318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, Suite 4015,	New York,	New York	10119-4015
(Address of Principal Executive Offices)			(Zip Code)
(212) 692-7200
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On February 19, 2021, in connection with the Lexington Realty Trust’s (the “Trust”) effective shelf registration statement on Form S-3 (File No. 333-253297) that was filed with the Securities and Exchange Commission on February 19, 2021 (the “Registration Statement”), the Trust filed a prospectus supplement (the “ATM Prospectus Supplement”) covering the sale of up to $350,000,000.00 aggregate offering price of shares of beneficial interest classified as common stock of the Trust, par value $0.0001 per share (the “Securities”).

Also in connection with the filing of the ATM Prospectus Supplement, on February 19, 2021, the Trust entered into an amendment (the “Amendment”) to the Equity Sales Agreement (the “Equity Sales Agreement” and as amended by the Amendment, the “Amended Equity Sales Agreement”) with Jefferies LLC, KeyBanc Capital Markets Inc., Regions Securities LLC, BofA Securities, Inc., Mizuho Securities USA LLC and Evercore Group L.L.C., acting in their capacity as sales agents (as described below), and Jefferies LLC, KeyBanc Capital Markets Inc., Bank of America, N.A. and Mizuho Markets Americas LLC, acting in their capacity as Forward Purchasers or Forward Sellers (as defined below), for the sale, from time to time, of the Securities. The Trust refers to these entities, when acting in their capacity as sales agents, individually as a “Sales Agent” and collectively as “Sales Agents.”

The Securities may be offered and sold through the Sales Agents in negotiated transactions or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including directly or on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. The Trust also may sell shares of its common stock to each of the Sales Agents as principal for its own account, at a price to be agreed upon at the time of sale.

The Amended Equity Sales Agreement also provides that the Trust may enter into one or more forward sale agreements between the Trust and any of Jefferies LLC, KeyBanc Capital Markets Inc., Bank of America, N.A. or Mizuho Markets Americas LLC, or their respective affiliates. The Trust refers to these entities, when acting in such capacity, as “Forward Purchaser,” and collectively, in such capacity, as “Forward Purchasers.” The Trust refers to the Sales Agents, when acting as agents for the Forward Purchasers (as described below) as “Forward Sellers.” In connection with any forward sale agreement, the relevant Forward Seller will borrow from third parties and, through the relevant Sales Agent, sell a number of common shares equal to the number of common shares underlying the particular forward sale agreement.

The Trust will not initially receive any proceeds from the sale of borrowed common shares by any Forward Seller. The Trust expects to receive proceeds from the sale of common shares, subject to certain adjustments, upon future physical settlement(s) of the relevant forward sale agreement with the relevant Forward Purchaser on dates specified by the Trust on or prior to the maturity date of such forward sale agreement (no later than a date that is up to two years from entry into such forward sale agreement). The Trust expects to physically settle each forward sale agreement. The Trust also has the ability to elect to cash settle or net share settle all or a portion of its obligations under any forward sale agreement. If the Trust elects to cash settle any forward sale agreement, it may not receive any proceeds, and it may owe cash to the relevant Forward Purchaser in certain circumstances. If the Trust elects to net share settle any forward sale agreement, it will not receive any proceeds, and it may owe common shares to the relevant Forward Purchaser in certain circumstances.

Each Sales Agent will be entitled to compensation of up to 2.0% of the gross sales price per share for any Securities sold through it as the Trust’s sales agent. In connection with any forward sale agreement, the relevant Sales Agent acting as the Forward Seller will receive, in the form of a forward price that will be reduced from the initial forward price payable by the relevant Forward Purchaser under the terms of such forward sale agreement, a commission at a mutually agreed rate that will not exceed 2.0% of the gross sales price of all common shares sold during the applicable forward hedge selling period by it as a Forward Seller.

Copies of the Equity Sales Agreement and Amendment are attached as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing description of the Equity Sales Agreement and Amendment are qualified in its entirety by reference to the full text of the Equity Sales Agreement and Amendment.

Item 8.01.    Other Events.

On February 19, 2021, Venable LLP delivered its legality opinion with respect to the Securities, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

On February 19, 2021, Paul Hastings LLP delivered its opinion with respect to certain tax matters related to the Securities, a copy of which is attached hereto as Exhibit 8.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

1.1
Equity Sales Agreement, dated as of November 27, 2019, between the Trust and Jefferies LLC, KeyBanc Capital Markets Inc., Regions Securities LLC, BofA Securities, Inc., Mizuho Securities USA LLC and Evercore Group L.L.C. (filed as Exhibit 1.1 to LXP’s Current Report on Form 8-K filed November 27, 2019).*

1.2
Amendment to Equity Sales Agreement, dated as of February 19, 2021, between the Trust and Jefferies LLC, KeyBanc Capital Markets Inc., Regions Securities LLC, BofA Securities, Inc., Bank of America, N.A., Mizuho Securities USA LLC, Mizuho Markets Americas LLC and Evercore Group L.L.C.**

5.1	Opinion of Venable LLP.**
8.1	Opinion of Paul Hastings LLP regarding tax matters.**
23.1	Consent of Venable LLP (included in Exhibit 5.1).**
23.2	Consent of Paul Hastings LLP (included in Exhibit 8.1).**
*    Incorporated by reference.
**    Filed herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: February 22, 2021	By:	/s/ Beth Boulerice
Beth Boulerice
Chief Financial Officer